Exhibit 99.1

Cancer Genetics Reports Third Quarter 2020 Financial Results

RUTHERFORD, N.J., November 12, 2020 (GLOBE NEWSWIRE) ———— Cancer Genetics, Inc. (the “Company”) (Nasdaq: CGIX), a leader in drug discovery and preclinical oncology and immuno-oncology services, announced today financial and operating results for the quarter ended September 30, 2020.

RECENT STRATEGIC AND OPERATIONAL HIGHLIGHTS

●	Entered into a definitive agreement to merge with StemoniX, a leader in powering the discovery of new medicines through the convergence of novel human biology and software technologies

●	Continued stability and customer loyalty from biopharma partners in vivoPharm’s drug discovery business

●	Commenced a joint proof-of-concept program with StemoniX to confirm a best-in-class drug discovery platform converging in-vivo, in-vitro and in-silico innovations

●	Closed on $3 million of financing in October 2020 to meet cash requirements pending the proposed upcoming merger with StemoniX

John A. Roberts, Chief Executive Officer of Cancer Genetics stated, “During Q3 2020, we continued to make advances to enhance value for our shareholders and customers. The key event of the quarter was signing a definitive agreement to merge with StemoniX. Based on our lengthy search for a merger partner since last year, StemoniX proved to be the most attractive opportunity for our shareholders by extracting meaningful value from synergies with our vivoPharm drug discovery business and the continued transformation of our business model.”

Mr. Roberts continued, “To illustrate the relationship more fully, we have announced a joint proof-of-concept program between StemoniX and vivoPharm®, a subsidiary of Cancer Genetics. The initial program will assess CNS (central nervous system) safety and toxicity of novel compounds, and will set the stage for future partnership collaborations with drug developers. We are also exceptionally encouraged with their recent announcement related to the publication of a new research paper, “Screening for modulators of neural network activity in 3D human iPSC-derived cortical spheroids,” in the journal PLOS ONE. The research describes how the StemoniX microBrain 3D platform can be used in functional high-throughput screens to identify potentially new therapeutics for central nervous system (CNS) indications, further supporting our belief in the increasing value this merger will bring to our combined shareholders.”

Cancer Genetics continued to service customers through the company’s Discovery Services business, vivoPharm. We experienced a delay in new contract signings in Q3 while many of our customers diverted their resources to COVID-19 initiatives and oriented their scientific and discovery teams to remote working environments.

The Company filed its quarterly report for Q3 2020 on Form 10-Q today with the Securities and Exchange Commission.

THIRD QUARTER 2020 FINANCIAL RESULTS

The Company reported total revenue from continuing operations of $1.6 million for the third quarter of 2020 compared to revenue of $2.1 million in the third quarter of 2019, a decrease of approximately $0.5 million or 24% principally due to delays in drug discovery programs impacting our customer’s preclinical projects teams as customers diverted their resources to COVID-19 initiatives and oriented their scientific and discovery teams to remote working environments.

Gross profit margin in the third quarter 2020 was 41.8% or $0.7 million as compared to gross profit margin from continuing operations of 52.0% or $1.1 million in the third quarter of 2019. The Discovery Services business unit gross margin decreased in the third quarter of 2020 compared to 2019 principally due to the change in revenue in the comparable periods.

Total operating expenses for the third quarter of 2020 were approximately $2.0 million (including approximately $0.5 million of one-time non-recurring expenses related to merger and financing costs). This represents a decrease of 57.0% compared to total operating expenses from continuing operations for the third quarter of 2019 which were approximately $4.7 million. The decrease in total operating expenses was due to a $2.9 million goodwill impairment charge recorded in the third quarter of 2019.

Net loss from continuing operations was $1.4 million or ($0.58) per share for the third quarter of 2020. Net Loss from continuing operations was $4.8 million in the third quarter of 2019 or ($2.38) per share.

Cash and cash equivalents totaled approximately $1.1 million as of September 30, 2020.

ABOUT CANCER GENETICS

Through its vivoPharm subsidiary, the Cancer Genetics offers proprietary preclinical test systems supporting clinical diagnostic offerings at early stages, valued by the pharmaceutical industry, biotechnology companies and academic research centers. The Company is focused on precision and translational medicine to drive drug discovery and novel therapies. vivoPharm specializes in conducting studies tailored to guide drug development, starting from compound libraries and ending with a comprehensive set of in vitro and in vivo data and reports, as needed for Investigational New Drug filings. vivoPharm operates in The Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) accredited and GLP compliant audited facilities. For more information, please visit www.cancergenetics.com.

For more information, please visit or follow CGI at:

Internet: www.cancergenetics.com

Twitter: @Cancer_Genetics

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger between CGI and StemoniX, Inc. (“StemoniX”), CGI has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that contains a proxy statement/prospectus/information statement. INVESTORS AND SECURITY HOLDERS OF CGI AND STEMONIX ARE URGED TO READ THESE MATERIALS (AS WELL AS AMENDMENTS AND SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CGI, STEMONIX AND THE PROPOSED MERGER. The proxy statement/prospectus/information statement and other relevant materials (when they become available), and any other documents filed by CGI with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by CGI by directing a written request to: Cancer Genetics, Inc., c/o John A. Roberts, Chief Executive Officer, 201 Route 17 North 2nd Floor, Rutherford, NJ 07070. Investors and security holders are urged to read the Registration Statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

This report shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

CGI and its directors and executive officers and StemoniX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CGI in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of CGI and their ownership of shares of CGI’s common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on May 29, 2020, and in subsequent documents filed and to be filed with the SEC, including the Registration Statement referred to above. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, are included in the Registration Statement and other relevant materials to be filed with the SEC when they become available. These documents are available free of charge at the SEC web site (www.sec.gov) and from the Chief Executive Officer at CGI at the address described above.

Forward Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements pertaining to Cancer Genetics, Inc.’s expectations regarding future financial and/or operating results, the proposed merger with StemoniX, Inc., the potential for our tests and services and future revenues or growth in this press release constitute forward-looking statements.

Any statements that are not historical fact (including, but not limited to, statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in our ability to satisfy all closing conditions to the merger with StemoniX, Inc. and realize the expected benefits therefrom, our attempts to adapt to the global coronavirus pandemic, our attempts to achieve profitability by increasing sales of our pre-clinical services, maintain our existing customer base and avoid cancellation of customer contracts or discontinuance of trials, our attempts to raise capital to meet our liquidity needs, market and other conditions, and other risks discussed in the Cancer Genetics, Inc. Form 10-K for the year ended December 31, 2019 and Form 10-Q for the quarter ended June 30, 2020, along with other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Cancer Genetics, Inc. disclaims any obligation to update these forward-looking statements.

Investor Contacts:

Jennifer K. Zimmons. Ph.D.

Investor Relations

Zimmons International Communications, Inc

Email: jzimmons@zimmonsic.com

Phone: +1.917.214.3514

Cancer Genetics, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

(in thousands, except par value)

	September 30,	December 31,
	2020	2019
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,133	$3,880
Restricted cash	-	350
Accounts receivable	773	696
Earn-Out from siParadigm, net, current portion	141	747
Excess Consideration Note	-	888
Other current assets	754	546
Current assets of discontinuing operations	-	71
Total current assets	2,801	7,178
FIXED ASSETS, net of accumulated depreciation	488	558
OTHER ASSETS
Operating lease right-of-use assets, net of accumulated amortization	47	94
Earn-Out from siParadigm, less current portion	-	356
Patents and other intangible assets, net of accumulated amortization	2,563	2,895
Investment in joint venture	56	92
Goodwill	3,090	3,090
Other	645	641
Total other assets	6,401	7,168
Total Assets	$9,690	$14,904
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$2,863	$2,072
Obligations under operating leases, current portion	38	193
Obligations under finance leases, current portion	53	68
Deferred revenue	798	1,217
Note payable, net	-	1,277
Advance from NovellusDx, Ltd., net	-	350
Advance from siParadigm, current portion	-	566
Due to Interpace Biosciences, Inc.	421	-
Current liabilities of discontinuing operations	578	1,229
Total current liabilities	4,751	6,972
Obligations under operating leases, less current portion	10	10
Obligation under finance leases, less current portion	79	107
Advance from siParadigm, less current portion	-	252
Warrant liability	45	178
Total Liabilities	4,885	7,519
STOCKHOLDERS’ EQUITY
Preferred stock, authorized 9,764 shares, $0.0001 par value, none issued	-	-
Common stock, authorized 100,000 shares, $0.0001 par value, 2,506 and 2,104 shares issued and outstanding at September 30, 2020 and December 31, 2019, respectively	-	-
Additional paid-in capital	173,517	171,783
Accumulated other comprehensive income (loss)	(56)	26
Accumulated deficit	(168,656)	(164,424)
Total Stockholders’ Equity	4,805	7,385
Total Liabilities and Stockholders’ Equity	$9,690	$14,904

Cancer Genetics, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations and Other Comprehensive Loss (Unaudited)

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenue	$1,568	$2,069	$4,440	$5,416
Cost of revenues	912	993	2,366	2,729
Gross profit	656	1,076	2,074	2,687
Operating expenses:
General and administrative	1,217	1,239	4,982	4,205
Sales and marketing	354	322	979	824
Impairment of goodwill	-	2,873	-	2,873
Merger costs	454	284	454	284
Total operating expenses	2,025	4,718	6,415	8,186
Loss from operations	(1,369)	(3,642)	(4,341)	(5,499)
Other income (expense):
Interest expense	(108)	(200)	(283)	(1,327)
Interest income	-	-	4	-
Change in fair value of acquisition note payable	-	5	4	12
Change in fair value of other derivatives	-	-	-	86
Change in fair value of warrant liability	(19)	34	133	233
Change in fair value of siParadigm Earn-Out	(1)	(982)	(66)	(982)
Other income (expense)	146	-	251	(11)
Total other income (expense)	18	(1,143)	43	(1,989)
Loss from continuing operations before income taxes	(1,351)	(4,785)	(4,298)	(7,488)
Income tax expense (benefit)	2	-	8	(512)
Loss from continuing operations	(1,353)	(4,785)	(4,306)	(6,976)
Income from discontinuing operations	-	6,760	74	561
Net income (loss)	(1,353)	1,975	(4,232)	(6,415)
Foreign currency translation gain (loss)	(29)	(120)	(82)	(161)
Comprehensive income (loss)	$(1,382)	$1,855	$(4,314)	$(6,576)

Basic and diluted net loss per share from continuing operations	$(0.58)	$(2.38)	$(1.96)	$(3.77)
Basic and diluted net income per share from discontinuing operations	-	3.36	0.03	0.30
Basic and diluted net income (loss) per share	$(0.58)	$0.98	$(1.93)	$(3.47)

Basic and diluted weighted-average shares outstanding	2,328	2,014	2,193	1,850

Cancer Genetics, Inc. and Subsidiaries

Condensed Consolidated Statements of Changes in Stockholders’ Equity (Unaudited)

(in thousands)

	Three and Nine Months Ended September 30, 2020
			Additional	Accumulated Other
	Common Stock		Paid-in	Comprehensive	Accumulated
	Shares	Amount	Capital	Income (Loss)	Deficit	Total
Balance, January 1, 2020	2,104	$-	$171,783	$26	$(164,424)	$7,385
Stock based compensation—employees	-	-	58	-	-	58
Issuance of common stock—VenturEast settlement	3	-	12	-	-	12
Unrealized gain on foreign currency translation	-	-	-	104	-	104
Net loss	-	-	-	-	(1,179)	(1,179)
Balance, March 31, 2020	2,107	-	171,853	130	(165,603)	6,380
Stock based compensation—employees	-	-	47	-	-	47
Fair value of common stock exchanged to settle Note Payable	153	-	531	-	-	531
Unrealized loss on foreign currency translation	-	-	-	(157)	-	(157)
Net loss	-	-	-	-	(1,700)	(1,700)
Balance, June 30, 2020	2,260	-	172,431	(27)	(167,303)	5,101
Stock based compensation—employees	-	-	39	-	-	39
Fair value of common stock exchanged to settle Note Payable	246	-	1,047	-	-	1,047
Unrealized loss on foreign currency translation	-	-	-	(29)	-	(29)
Net loss	-	-	-	-	(1,353)	(1,353)
Balance, September 30, 2020	2,506	$-	$173,517	$(56)	$(168,656)	$4,805

	Three and Nine Months Ended September 30, 2019
			Additional	Accumulated Other
	Common Stock		Paid-in	Comprehensive	Accumulated
	Shares	Amount	Capital	Income (Loss)	Deficit	Total
Balance, January 1, 2019	924	$-	$164,458	$60	$(157,716)	$6,802
Stock based compensation—employees	-	-	158	-	-	158
Issuance of common stock - 2019 Offerings, net	952	-	5,412	-	-	5,412
Unrealized loss on foreign currency translation	-	-	-	(76)	-	(76)
Net loss	-	-	-	-	(4,617)	(4,617)
Balance, March 31, 2019	1,876	-	170,028	(16)	(162,333)	7,679
Stock based compensation—employees	-	-	102	-	-	102
Issuance of common stock - Iliad conversions	51	-	350	-	-	350
Increase in fair value of embedded conversion option	-	-	547	-	-	547
Unrealized gain on foreign currency translation	-	-	-	35	-	35
Net loss	-	-	-	-	(3,773)	(3,773)
Balance, June 30, 2019	1,927	-	171,027	19	(166,106)	4,940
Stock based compensation—employees	-	-	57	-	-	57
Issuance of common stock - Iliad exchanges	174	-	612	-	-	612
Unrealized gain on foreign currency translation	-	-	-	(120)	-	(120)
Net loss	-	-	-	-	1,975	1,975
Balance, September 30, 2019	2,101	$-	$171,696	$(101)	$(164,131)	$7,464

Cancer Genetics, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows (Unaudited)

(in thousands)

	Nine Months Ended September 30,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(4,232)	$(6,415)
Income from discontinuing operations	(74)	(561)
Net loss from continuing operations	(4,306)	(6,976)

Adjustments to reconcile net loss to net cash used in operating activities, continuing operations:
Depreciation	130	53
Amortization	332	328
Stock-based compensation	152	226
Impairment of goodwill	-	2,873
Change in fair value of warrant liability, acquisition note payable and other derivatives	(137)	(331)
Amortization of operating lease right-of-use assets	154	123
Change in fair value of siParadigm Earn-Out	66	982
Amortization of discount on debt and debt issuance costs	71	470
Loss on extinguishment of debt	120	256
Interest added to Convertible Note	-	268
Changes in:
Accounts receivable	(72)	(36)
Other current assets	(203)	(422)
Other non-current assets	(3)	(2)
Accounts payable, accrued expenses and deferred revenue	400	1,516
Due to Interpace Biosciences, Inc.	421	-
Obligations under operating leases	(183)	(156)
Net cash used in operating activities, continuing operations	(3,058)	(828)
Net cash used in operating activities, discontinuing operations	(514)	(5,309)
Net cash used in operating activities	(3,572)	(6,137)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(39)	(21)
Distribution from Joint Venture	36	-
Receipts from Excess Consideration Note	888	-
Net cash received in disposal of Clinical Business	885	(21)
Net cash received in disposal of BioPharma Business	78	3,044
Net cash provided by (used in) investing activities, continuing operations	963	3,023
Net cash provided by investing activities, discontinuing operations
Net cash provided by investing activities	(66)	(36)
CASH FLOWS FROM FINANCING ACTIVITIES	-	5,412
Principal payments on obligations under finance leases	(350)	-
Proceeds from offerings of common stock, net of certain offering costs	(416)	5,376
Payments on Advance from NovellusDx, Ltd.	-	(115)
Net cash provided by (used in) financing activities, continuing operations	(416)	5,261
Net cash used in financing activities, discontinuing operations	(72)	(161)
Net cash provided by (used in) financing activities	(3,097)	1,986
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH
Beginning	4,230	511
Ending	$1,133	$2,497

RECONCILIATION OF CASH AND CASH EQUIVALENTS AND RESTRICTED
CASH TO THE CONSOLIDATED BALANCE SHEETS:
Cash and cash equivalents	$1,133	$2,147
Restricted cash	-	350
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	$1,133	$2,497

SUPPLEMENTAL CASH FLOW DISCLOSURE
Cash paid for interest	$11	$1,185
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Common stock issued in VentureEast settlement	$12	$-
Fair value of common stock exchanged to settle Note Payable	1,578	-
Right of use assets obtained through operating leases	27	-
Fixed assets obtained through finance leases	17	145
Conversion of debt and accrued interest into common stock	-	350
Increase in fair value of conversion option		547
Exchanges of principal on Convertible Note for common stock		612
Disposal of Clinical Business:
Goodwill	$-	$1,188
Accounts payable and accrued expenses	-	(287)
Gain on disposal of Clinical Business	-	1,222
Earn-Out from siParadigm	-	(2,269)
Advance from siParadigm, net of repayments	-	974
Net cash received in disposal of Clinical Business	$-	$828
Disposal of BioPharma Business:
Accounts receivable	$-	$4,145
Other current assets	-	1,142
Fixed assets	-	2,998
Operating lease right-of-use assets	-	1,969
Patents and other intangible assets	-	42
Goodwill	-	10,106
Accounts payable and accrued expenses	-	(6,351)
Obligations under operating leases	-	(2,110)
Obligations under finance leases	-	(451)
Deferred revenue	-	(1,046)
Line of credit	-	(2,665)
Term note	-	(6,000)
Gain on disposal of BioPharma Business	-	7,274
Note receivable from IDXG	-	(6,795)
Net cash received in disposal of BioPharma Business	$-	$2,258